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     Certified translation from the Polish language
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                                                                    Exhibit 10.5

The document consists of four pages.

                                   AGREEMENT

concluded on September 16th, 1996, by and between Przedsiebiorstwo Przemyslu Spirytusowego "POLMOS" in Bialystok, ul. Elewatorska 20, hereinafter called "the Seller", represented by:

1.  Deputy Manager of the Enterprise - Jan Malachowski

2. Deputy Commercial Manager - Henryk Wnorowski and

"CAREY AGRI INTERNATIONAL POLAND" Ltd.
03-802 Warsaw
ul. Lubelska 13
hereinafter called "the Purchaser", represented by:

1.  Willian Vernon Carey.
2.  (no name written)
3.  (no name written)
                                     (S) 1

The subject of the Agreement includes sales of spirit products by the Seller to the Purchaser, as well as a resale of returnable packagings by the Purchaser to the Seller.
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     Certified translation from the Polish language
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                                     (S) 2

The presentation of the following documents by the Purchaser is a condition for initiating the co-operation:

 . a set of documents required by the Seller, specified in details in the Enclosure to the Agreement;

 . a proper security for liabilities for the benefit of the Seller for the obtained spirit goods.

                                     (S) 3

Detailed orders for spirit goods shall be submitted by the Purchaser by telephone or in writing to the Marketing and Sales Department of the Seller.

                                     (S) 4

1. The Seller shall undertake the obligation to supply to the Purchaser spirit goods at his own cost and in quantities and assortment agreed upon with the Purchaser.

2. The Purchaser shall be obliged to ensure a return load for the truck - returnable packagings (bottles with transporters).

3. The value of returned packagings shall be included into the oldest overdue invoices.
                                     (S) 5

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     Certified translation from the Polish language
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1. Returnable packagings shall be collected by the truck supplying spirit goods on its way back. The cost of the transportation of the return trip with packagings shall be covered by the Seller.

2. The following bottles and plastic boxes only after spirit goods shall be subject to returns:

 .  "sztarser" bottles 0.5 1, 0.25 1, 0.75 1;

 .  "Polonez" bottles 0.5 1;

 .  "Katowki" bottles 0.5 1;

 .  plastic boxes for monopoly bottles 0.5 and 0.25 1;

 . plastic boxes for monopoly bottles a' 0.751, "for water" with the inscription: "POLISH SPAS".

3. The bottles should be supplied in plastic boxes adjusted to their sizes and segregated according to their types. There cannot be put bottles of various sizes in one box. Supplies not meeting these requirements shall not be accepted.

4. Resold packagings should meet the following quality requirements:

 . the bottles should be clean, whole, without dents, foreign scents, remnants of taps, rings,

 .  they cannot be bottles filled previously with oil and chemical products;

 .  plastic boxes should be clean, without dents, and cracks.

5. A quality receipt of the bottles and boxes shall take place in the warehouse of the Seller. Bottles and boxes not meeting requirements

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     Certified translation from the Polish language
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   according to items 2, 3, 4 shall be deposited in the Seller's warehouse, which the Purchaser shall be informed about. The deposit shall be collected within 1 month. Otherwise it shall be liquidated, without any payment for the bottles, and glass breakage.

6. Prices of returnable packagings shall be determined by the Seller. The Seller shall inform the Purchaser about every change in the prices in separate letters.
                                     (S) 6

Spirit goods shall be invoiced according to the producer's prices.

                                     (S) 7
The date of realising the Agreement shall be considered to be the date of transferring spirit goods to the carrier or to an authorised representative of the Purchaser in the case of a collection by the Purchaser's own transportation means.
                                     (S) 8

1. The transfer of goods to the Purchaser shall take place against a VAT invoice.

2. In the case of noticing any discrepancies between the supplied goods and the contents of the invoice during the deloading, the Purchaser shall make a protocol at the presence of the carrier and shall send it by registered mail to the Seller.

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     Certified translation from the Polish language
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3. In the case of a glass breakage noticed during the deloading, the carrier shall make a protocol on damages at the presence of the Purchaser. The settlement of the transportation loss shall take place between the Purchaser and the carrier.

Thus the Purchaser shall be obliged to complete necessary documents, i.e. the original copy of the damage protocol, the waybill, and bill/note issued for the carrier and specifying the calculated damage, as well as to send them immediately to the address of the carrier mentioned in the damage protocol.

                                     (S) 9

The Seller shall be obliged to accept returns of faulty goods noticed during their transfer to the Purchaser. The returns shall refer only to originally closed products with damaged excise bands, or without them, as well as products with undamaged excise bands, but possessing the following defects:

1.  products with damaged label bands, or without them;

2.  products with impurities or with a changed colour of the liquid;

3.  bottles with factory damaged taps;

4. bottles with leaks of the liquid along seams (joints of two opposite halves of the bottles);

5. empty bottles and not completely filled ones, originally closed with untouched excise bands.

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     Certified translation from the Polish language
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Returns of faulty goods shall take place during the return transportation or during the subsequent supply on the basis of an outcome protocol of the Purchaser. The protocol should specify the number of the VAT invoice on the basis of which the products were supplied, the name, content, and quality of faulty products, as well as their fault.

                                     (S) 10

1. The payment of the due sum for spirit goods should take place within the deadline indicated in the VAT invoice into the account of PPS "POLMOS" in Bialystok in:

 .   Bank Inicjatyw Gospodarczych S.A., Division in Bialystok, ul. Szosa
    Polnocno-Obwodowa 5; No. of the account: 420404-01889001-2511-1;

or in:

 .   Polski Bank Inwestycyjny S.A., Division in Bialystok, ul. Warszawska 14,
    No. of the account: 708010-148018-2511 from the Purchaser's account in:

 .   Bank Rozwoju Exportu S.A., Division in Warsaw, No. of the account 40002-
    282953-2511-1.

2. Payments due to realised purchases of spirit goods shall be "automatically added" to the oldest overdue invoices, unless they are realised by means of remittance documents printed by the Seller.

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     Certified translation from the Polish language
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3.  The fact of not paying or a late paying of the due sums by the Purchaser shall empower the Seller to suspend further supplies of spirit goods without bearing the responsibility for not realising the Agreement.

4.  An unpuctual payment of invoices by the Purchaser shall
5.  result in his burden with statutory interests calculated by the Seller.

                                     (S) 11

1. The Purchaser shall be obliged to inform the Seller about decisions and facts that have an influence upon his financial situation and to make available an access to documents, reports, and information rendering the economic and financial situation to a Seller's employee.

2. The Purchaser shall undertake the obligation to immediately inform the Seller about every change in the surname, address, name, and head office of the company, as well as about all changes in his legal status.

                                     (S) 12

In all cases not regulated by the present Agreement there shall be applied provisions of the Civil Code.

                                     (S) 13

1. The present Agreement has been concluded for an unlimited period of time with a one-month-long notice period for every party.

2. The present Agreement shall be immediately terminated in the case documents empowering the Purchaser to realise purchases of spirit goods

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     Certified translation from the Polish language
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become invalid, as well as in the case when the Seller is informed about an insolvency of the Purchaser.

                                     (S) 14

Disputes resulting from the present Agreement shall be solved by the Economic Court in Bialystok.

                                     (S) 15

The present Agreement has been made in two equal copies, one copy for every party. The present Agreement shall be valid since September 16th, 1996.

Seller:

Partially illegible rectangular seal: "... of the Commercial Manager. Henryk Wnorowski" (-) illegible signature

Rectangular seal:  "Director.  Jan Malachowski" (-) illegible signature

Rectangular seal:  "Polmos.  Przedsiebiorstowo Przemyslu Spirytusowego in

Bialystok. 15-950 Bialystok, ul. (illegible name of the street and number of the building".

Purchaser:

Rectangular seal: "William Carey. President of the Board of Directors Carey I. Poland Sp. z o.o." (-) illegible signature

Rectangular seal: "Carey Agri International-Poland Sp. z o.o. 03-802 Warszawa, ul. Lubelska 13, tel. 618-50-25, 618-05-77, 618-60-17, fax 618-02-38.

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     Certified translation from the Polish language
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REPERTORY NO. 125/97

I, Monika Ewa Rybak-Ruiz M.A., the undersigned Court-commissioned Sworn Translator and Interpreter in Warsaw, do hereby certify the conformity of this present translation with the original of the document written in Polish.

Collected:  net fee:  PLN 125.20
VAT (22%):  PLN 27.54
Gross sum:  PLN 152.74
Warsaw, September 19th, 1997


Monika Rybak Ruiz
TLUMACZ PRZYSIEGLY
jezyka angielskiego
ul. Filmowa 56a, 04-929 Warszawa
tel./fax 12-49-37
tel. kom. 0-90-22-00-17


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